Crawford & Company Third Quarter Earnings Conference Call November 4, 2013

Crawford & Company FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2  Forward-looking statements –This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. –Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.  Revenues Before Reimbursements (“Revenues”) –Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.  Segment and Consolidated Operating Earnings –Under the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.  Earnings Per Share –In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.  Non-GAAP Financial Information –For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company Global Business Services Leader  The world’s largest independent provider of global claims management solutions  Multiple globally recognized brand names: Crawford, Broadspire, GCG  Clients include multinational insurance carriers, brokers and local insurance firms as well as over 200 of the Fortune 500 corporations 3 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

Today’s Agenda Welcome and Opening Comments Third Quarter 2013 Financial Review Third Quarter 2013 Operational Review Guidance and Future Operational Focus

Crawford & Company Third Quarter 2013 Business Summary $0 $100 $200 $300 $400 Q3 2013 Q3 2012 Revenues ($ in millions) 5 Revenues decreased 3% to $293.3 million Improvement in Broadspire and Americas segment operating results for quarter and year-to-date period Consolidated operating earnings decreased 20% to $26.3 million as two special projects wind down Year-to-date revenues up 2% and year-to-date operating earnings up 5% over 2012 Diluted earnings per share of $0.25 for CRDA and $0.24 for CRDB in 2013 third quarter and $0.74 for CRDA and $0.71 for CRDB in the year-to-date period $0 $5 $10 $15 $20 $25 $30 $35 Q3 2013 Q3 2012 Consolidated Operating Earnings ($ in millions) 293.3 302.1 26.3 33.0

Third Quarter 2013 Financial Review

Crawford & Company Third Quarter 2013 Financials 7 Crawford & Company Income Statement Highlights Unaudited ($ in thousands, except per share amounts) Quarters Ended September 30, 2013 2012 % Change Revenues $293,338 $302,136 -3% Costs of Services 212,375 212,479 - Selling, General, and Administrative Expenses 56,702 59,211 -4% Corporate Interest Expense, Net 1,519 2,229 -32% Special Charges - 333 nm Total Costs and Expenses 270,596 274,252 -1% Other Income 187 890 -79% Income Before Income Taxes 22,929 28,774 -20% Provision for Income Taxes 9,221 10,237 -10% Net Income 13,708 18,537 -26% Less: Net Income Attributable to Noncontrolling Interests 303 322 -6% Net Income Attributable to Shareholders of Crawford & Company $13,405 $18,215 -26% Earnings Per Share - Diluted Class A Common Stock $0.25 $0.33 -24% Class B Common Stock $0.24 $0.33 -27% Cash Dividends per Share: Class A Common Stock $0.05 $0.04 25% Class B Common Stock $0.04 $0.03 33% nm=not meaningful

Crawford & Company Third Quarter 2013 Financials 8 Summary Results: Americas Unaudited ($ in thousands) For the quarters ended September 30,  Weather-related claims in Canada drove higher Canadian and U.S. catastrophe revenues  Continued growth in Contractor Connection $0 $25 $50 $75 $100 3Q 2013 3Q 2012 Revenues ($ in millions) $0 $2 $4 $6 $8 $10 $12 3Q 2013 3Q 2012 85.9 6.5 9.7 Operating Earnings ($ in millions) *At 2012 average FX rates **At 2013 average FX rates 95.9 Pro Forma 2013/2012 2013* 2013** 2012 % Change Revenues 97,878$ 95,879$ 85,879$ 11.6% Total Operating Expenses 87,843 86,161 79,345 8.6% Operating Earnings 10,035$ 9,718$ 6,534$ 48.7% Operating Margin 10.3% 10.1% 7.6%

Crawford & Company Third Quarter 2013 Financials 9 Summary Results: U.S. Catastrophe (CAT) adjuster activity  CAT adjuster revenues of $13.9 million in the 2013 third quarter, which includes assistance provided to Canada.  CAT cases numbered 10,400 in 2013 third quarter compared with 15,000 in the 2012 third quarter, which included Hurricane Isaac claims.  Cases associated with the assistance to Canada are reported within the Canadian region. $0 $5 $10 $15 3Q 2013 3Q 2012 Revenues ($ in millions) 0 3 6 9 12 15 18 3Q 2013 3Q 2012 Catastrophe Cases (in thousands) 9.6 13.9 15.0 10.4

Crawford & Company Third Quarter 2013 Financials 10 Summary Results: EMEA/AP Unaudited ($ in thousands) For the quarters ended September 30,  Revenues and operating earnings declined due to the winding down of Thailand special project and reduction in the U.K.  Double-digit growth in CEMEA revenues from increase in high-frequency, low severity claims $50 $60 $70 $80 $90 $100 3Q 2013 3Q 2012 Revenues ($ in millions) $0 $2 $4 $6 $8 $10 $12 $14 3Q 2013 3Q 2012 Operating Earnings ($ in millions) 95.9 84.0 13.0 4.3 *At 2012 average FX rates **At 2013 average FX rates Pro Forma 2013/2012 2013* 2013** 2012 % Change R venues 85,887$ 84,007$ 95,876$ -12.4% Total Operating Expenses 81,241 79,735 82,922 -3.8% Operating Earnings 4,646$ 4,272$ 12,954$ -67.0% Operating Margin 5.4% 5.1% 13.5%

Crawford & Company Third Quarter 2013 Financials 11 Summary Results: Broadspire Unaudited ($ in thousands) For the quarters ended September 30,  Improvement in operating performance over the 2012 third quarter  Revenue growth tied to new program wins during 2013 $45 $50 $55 $60 $65 3Q 2013 3Q 2012 Revenues ($ in millions) -$1 $0 $1 $2 $3 3Q 2013 3Q 2012 59.8 63.3 -0.2 1.9 Operating Earnings (Loss) ($ in millions) 2013 2012 % Change Revenues 63,323$ 59,759$ 6.0% Total O erating Expenses 61,439 59,961 2.5% Operating Earnings (Loss) 1,884$ (202)$ nm Operating Margin 3.0% -0.3% nm=not meaningful

Crawford & Company Third Quarter 2013 Financials 12 Summary Results: Legal Settlement Administration Unaudited ($ in thousands) For the quarters ended September 30, $20 $30 $40 $50 $60 $70 3Q 2013 3Q 2012 Revenues ($ in millions) $0 $3 $6 $9 $12 $15 $18 3Q 2013 3Q 2012 Operating Earnings ($ in millions) 60.6 50.1 15.6 10.2  2013 results reflect expected declines in the Deepwater Horizon special project, partially offset by a number of other projects  Backlog at 2013 third quarter of $117.0 million compared with $118.0 million a year ago 2013 2012 % Change Revenues 50,129$ 60,622$ -17.3% Total Operating Expenses 39,958 44,983 -11.2% Operating Earnings 10,171$ 15,639$ -35.0% Operating Margin 20.3% 25.8%

Crawford & Company Third Quarter 2013 Financials 13 Crawford & Company Balance Sheet Highlights Unaudited ($ in thousands) September 30, December 31, 2013 2012 Change Cash and cash equivalents $51,141 $71,157 ($20,016) Accounts receivable, net 201,880 164,708 37,172 Unbilled revenues, net 122,340 124,881 (2,541) Total receivables 324,220 289,589 34,631 Goodwill 132,400 131,995 405 Deferred revenues, net 82,119 82,817 (698) Pension liabilities 141,533 165,624 (24,091) Current portion of long-term debt, capital leases and short-term borrowings 33,601 14,113 19,488 Long-term debt, less current portion 151,931 152,293 (362) Total debt 185,532 166,406 19,126 Total stockholders' equity attributable to Crawford & Company 167,457 136,199 31,258 Net debt* 134,391 95,249 39,142 Total debt/capitalization 53% 55% *Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Crawford & Company Third Quarter 2013 Financials 14 Crawford & Company Operating and Free Cash Flow Unaudited ($ in thousands) For the year-to-date periods ended September 30: 2013 2012 Variance Net Income Attributable to Shareholders of Crawford & Company $40,152 $34,705 $5,447 Plus: Depreciation and Other Non-Cash Operating Items 27,546 27,521 25 Less: Unbilled and Billed Receivables Change (41,427) (47,631) 6,204 Less: Working Capital Change (20,413) 9,208 (29,621) Less: U.S. Pension Contributions (15,350) (13,476) (1,874) Operating Cash Flow (9,492) 10,327 (19,819) Less: Property & Equipment Purchases, net (8,300) (10,524) 2,224 Less: Capitalized Software (internal and external costs) (11,790) (12,408) 618 Free Cash Flow ($29,582) ($12,605) ($16,977)

Third Quarter 2013 Operational Review

Crawford & Company Third Quarter Operational Review 16 Third Quarter Business Drivers $270 $275 $280 $285 $290 $295 $300 $305 $310 $315 3Q 2013 2Q 2013 1Q 2013 4Q 2012 3Q 2012 Revenues ($ in millions) 290 300 310 320 330 340 350 360 370 380 3Q 2013 2Q 2013 1Q 2013 4Q 2012 3Q 2012 Cases Received (In thousands)  Continued improvement in Broadspire operating performance  Growth in Americas primarily as a result of response to recent Canadian flooding events  Decline in EMEA/AP as a result of expected wind down of Thailand flood losses and drop in U.K. claim volumes  Legal Settlement Administration experienced anticipated declines in Deepwater Horizon special project but benefited from several large new class action and bankruptcy assignments  Consolidated cases received increased 10% over the third quarter of 2012

Crawford & Company Third Quarter Operational Review 17 Americas $0 $10 $20 $30 $40 $50 $60 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) U.S. Property and Casualty Continued growth in Contractor Connection revenues Increase in revenues resulted from assistance provided to Canadian CAT event Canada Significant catastrophic claims activity from flooding drove revenues Latin America & Caribbean Improvement in claim volumes Focus on key markets in Mexico and Brazil 3Q 2013 vs. 3Q 2012 0 20 40 60 80 100 120 140 U.S. Canada Latin America Americas Cases Received (In thousands)

Crawford & Company Third Quarter Operational Review 18 EMEA/AP $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) U.K. Reduction in weather-related property claim volumes Significant cost control measures implemented CEMEA Claims volume increased 24% in third quarter due to new client wins Continued focus on growth in specialty service lines Asia-Pacific Revenues from flooding claims in Thailand continued anticipated decline in third quarter Growth in weather-related claims in Australia 0 10 20 30 40 50 60 70 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received (In thousands) 3Q 2013 vs. 3Q 2012

Crawford & Company Third Quarter Operational Review 19 Broadspire $0 $5 $10 $15 $20 $25 $30 $35 Workers' Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Revenues by Service Line ($ in millions)  Case volume improved 17%  New client wins drove revenue increase and retention remains very strong  Higher medical management revenues due to increased case referrals  Operating efficiency initiatives continue 0 5 10 15 20 25 30 35 40 45 Workers' Comp. Casualty Other Broadspire Cases Received (In thousands) 3Q 2013 vs. 3Q 2012

Crawford & Company Third Quarter Operational Review 20 Legal Settlement Administration $0 $20 $40 $60 $80 $100 $120 $140 3Q 2013 3Q 2012 Backlog ($ in millions)  Revenues from Deepwater Horizon special project continued to decrease as expected  Large class action projects ramped up in the quarter, which gave balance to revenues  New business wins continue in both class action and bankruptcy space  Strong backlog at $117.0 million 117.0 118.0

Crawford & Company 2013 Guidance 21 Crawford & Company is affirming and updating certain aspects of its full year 2013 guidance as follows:  Consolidated revenues before reimbursements between $1.13 and $1.15 billion  Consolidated operating earnings between $95.0 and $99.0 million  Consolidated cash provided by operating activities between $50.0 and $55.0 million  Consolidated net income attributable to shareholders of Crawford & Company between $51.5 and $54.0 million, or $0.90 to $0.95 diluted earnings per CRDB share

Crawford & Company Operational Focus 22 Sustain Operating Performance through Improved Profitability  Americas improvement in U.S. Property & Casualty and Canada  Continued progress in Broadspire Strengthen the Balance Sheet  Manage debt levels and pension obligations  Drive operating cash flow to support business growth Enhance Total Return to Shareholders  Dividend policy to provide meaningful yield  Seek opportunities to repurchase outstanding shares below intrinsic value

Third Quarter 2013 Appendix

Crawford & Company Appendix: Non-GAAP Financial Information 24 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings. Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company’s defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures.

Reconciliation of Non-GAAP Items

Unaudited ($ in thousands)

	September 30, 2013	December 31, 2012
Net Debt		
Short-term borrowings	$ 32,717	$ 13,275
Current installments of long-term debt and capital leases	884	838
Long-term debt and capital leases, less current installments	151,931	152,293
Total debt	185,532	166,406
Less: Cash and cash equivalents	51,141	71,157
Net Debt	$ 134,391	$ 95,249

	Q3 2013	Q3 2012	Year-to-date through 9/30/13	Year-to-date through 9/30/12	Q2 2013	Q1 2013	Q4 2012
Revenues Before Reimbursements							
Total Revenues	$ 313,456	$ 324,246	$ 946,710	$ 930,608	$ 326,128	$ 307,126	$ 335,530
Reimbursements	(20,118)	(22,110)	(68,144)	(66,872)	(27,181)	(20,845)	(22,549)
Revenues Before Reimbursements	$ 293,338	$ 302,136	$ 878,566	$ 863,736	$ 298,947	$ 286,281	$ 312,981

	Q3 2013	Q3 2012	Year-to-date through 9/30/13	Year-to-date through 9/30/12
Costs of Services Before Reimbursements				
Total Costs of Services	$ 232,493	$ 234,589	$ 706,193	$ 691,873
Reimbursements	(20,118)	(22,110)	(68,144)	(66,872)
Costs of Services Before Reimbursements	$ 212,375	$ 212,479	$ 638,049	$ 625,001

	Q3 2013	Q3 2012	Year-to-date through 9/30/13	Year-to-date through 9/30/12
Operating Earnings (Loss)				
Americas	$ 9,718	$ 6,534	$ 17,355	$ 7,429
EMEA/AP	4,272	12,954	19,486	30,267
Broadspire	1,884	(202)	4,475	(573)
Legal Settlement Administration	10,171	15,639	38,714	42,114
Unallocated corporate and shared costs and credits, net	275	(1,966)	(5,355)	(7,930)
Consolidated Operating Earnings	26,320	32,959	74,675	71,307
Deduct:				
Net corporate interest expense	(1,519)	(2,229)	(4,762)	(6,785)
Stock option expense	(279)	(77)	(652)	(322)
Amortization expense	(1,593)	(1,546)	(4,783)	(4,744)
Special charges	-	(333)	-	(2,794)
Income before income taxes	$ 22,929	$ 28,774	$ 64,478	$ 56,662

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